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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.    Other Events.

        On December 19, 2002, Tenet Healthcare Corporation, a Nevada corporation ("Tenet"), announced that a search warrant obtained by the U.S. Attorney's Office in San Diego was served on two administrative offices at Alvarado Hospital Medical Center in San Diego. The hospital is owned by a Tenet subsidiary. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the search warrant is attached hereto as Exhibit 99.2.

ITEM 7.    Financial Statements, Pro Forma Financial Statements And Exhibits.

        (c)    Exhibits

Exhibit No.	Description
99.1	Press Release dated December 19, 2002
99.2	Search Warrant

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
By:	/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date: December 19, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 19, 2002
99.2	Search Warrant

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SIGNATURE
EXHIBIT INDEX